CCG Elite

INVESTOR RELATIONS • STRATEGIC COMMUNICATIONS

July 5, 2007

Jian Wei Li, CEO
ALONG MOBILE TECHNOLOGIES, INC.
No. 88, 9th Floor
Western Part of the 2nd South Ring Road
Xi'an City, Shaanxi Province
P. R. China 710065

RE: LETTER OF ENGAGEMENT
Commencement of Investor Relations

Dear Jian Wei Li:

We are delighted to commence a program of investor relations activities on behalf of Along Mobile Technologies, Inc. ("Along Mobile"). By separate cover and documentation we have submitted a strategic plan entitled, "Along Mobile Investor Relations Strategic Plan," detailing our intended activities. The objective of such Program is to assist the company in the execution of its investor relations strategy.

We propose that the official commencement date of our activities be July 15th, 2007, subject to the signed acceptance of the terms outlined herein and our receipt of the agreed funds within three (3) days from the date of execution.

In this relationship, CCG Elite Investor Relations ("CCG Elite"), which is an affiliate of CCG Investor Relations, agrees to comply fully with all securities regulations, industry guidelines and applicable laws. Additionally, our firm shall maintain the confidentiality of all Information (defined below) of Along Mobile not cleared by the company for public release.

Los Angeles
TEL. 310-477-9800
FAX. 310-231-8663

10960 Wilshire Blvd., Suite 2050
Los Angeles, CA 90024

New York
TEL. 212-245-1010
FAX.212-202-5295

1325 Avenue of the Americas, Suite 2800
New York, NY 10111

Hong Kong
TEL.852-3183-0299
FAX.852-2155-9465

Room 1308, 13th Floor
9 Queen's Road Central, Hong Kong

Beijing
TEL.8610-6561-6886
FAX.8610-8561-7533

Rm. 21, B8-1, 21F Hanwei Plaza
No. 7 Guanghua Road, Chaoyang District
Beijing, P.R. China 100004

Email: info@ccgir.com

www.ccgir.com

Along Mobile will disclose to CCG Elite documents and information reasonably necessary for the performance of CCG Elite's duties hereunder ("Information") and CCG Elite undertakes from the start date of this agreement and for a continuous period of no less than twelve (12) months after the termination of this and all subsequent agreements ("the Confidentiality Period"):

(i) to treat the Information as strictly confidential; and

(ii) not to disclose the Information to any third party; and

(iii) to use the Information only in relation to work requested by Along Mobile ; and

(iv) to use at least the same degree of care to avoid disclosure or use of Information as it employs with respect to its own proprietary information of like importance.

The obligations above shall not apply to the Information or part of the Information:

(v) which at the time of disclosure is already in the public domain or which after disclosure becomes lawfully part of the public domain; and/or

(vi) which CCG Elite can show was legally in its possession at the time of the disclosure by Along Mobile; and/or

(vii) if obtained from or through a third party which was in the possession of the Information lawfully and not in consequence of any breach of confidentiality owed by such third party to Along Mobile; and/or

(viii) is required to be disclosed pursuant to any applicable law, decree, regulation, rules or order of any competent authority and jurisdiction.

All Information delivered by Along Mobile to CCG Elite pursuant to this Agreement and/or any copy made by CCG Elite shall be promptly returned by CCG Elite to Along Mobile upon request to do so and at the latest at the expiry of the Agreement.

Los Angeles
TEL. 310-477-9800
FAX. 310-231-8663
10960 Wilshire Blvd., Suite 2050
Los Angeles, CA 90024

New York
TEL. 212-245-1010
FAX.212-202-5295
1325 Avenue of the Americas, Suite 2800
New York, NY 10111

Hong Kong
TEL.852-3183-0299
FAX.852-2155-9465
Room 1308, 13th Floor
9 Queen's Road Central, Hong Kong

Beijing
TEL.8610-6561-6886
FAX.8610-8561-7533
Rm. 21, B8-1, 21F Hanwei Plaza
No. 7 Guanghua Road, Chaoyang District
Beijing, P.R. China 100004

Email: info@ccgir.com
www.ccgir.com

Along Mobile agrees to indemnify and hold harmless CCG Elite, including its affiliates, shareholders, officers and employees (the "Indemnities"), from and against any and all losses, claims, damages, expenses and/or liabilities which CCG Elite may incur based upon information, representations, reports or data furnished by Along Mobile with respect to itself, and which are approved by Along Mobile for use by CCG Elite. Such indemnification shall include, but not be limited to, expenses (including all attorneys' fees), judgments, and amounts paid in settlement actually and reasonably incurred by CCG Elite in connection with an action, suit or proceeding brought against CCG Elite and/or its shareholders, officers or employees. CCG Elite shall have sole control of the defense of any such Claims and all negotiations for the settlement, or compromise thereof. None of the Indemnities herein shall settle any Claims without the prior written consent of Along Mobile. Each indemnity shall give prompt written notice to Along Mobile of any such Claims and fully cooperate with Along Mobile with respect to all matters relating to this agreement. If any action is brought to enforce the terms of this Agreement, the prevailing party shall be entitled to its costs and reasonable attorney's fees.

The term of this agreement shall be for a period of twelve (12) months commencing July 15th, 2007. Following the primary term of the engagement, this agreement will continue on a month-to-month basis thereafter and may be terminated by either party by providing thirty (30) days advanced written notice by registered mail, or express mail delivery by a major carrier or an e-mail acknowledged by both parties.

In consideration for such services CCG shall receive a retainer of $7,000 per month, upon invoice at the beginning of the month and each month thereafter during the term of this agreement, plus approved out-of-pocket expense. The monthly retainer is based on a $175 per hour blended billing rate. Monthly expenses incurred while engaging in investor relations activities on behalf of Along Mobile shall be itemized and invoiced at the beginning of each month hereafter and are due within ten (10) days of receipt by Along Mobile. Commitments to vendors and others outside of CCG for the purchase of goods and services related to our carrying out the subject activities in excess of $300 will first be approved by Along Mobile and billed directly.

Los Angeles
TEL. 310-477-9800
FAX. 310-231-8663
10960 Wilshire Blvd., Suite 2050
Los Angeles, CA 90024

New York
TEL. 212-245-1010
FAX.212-202-5295
1325 Avenue of the Americas, Suite 2800
New York, NY 10111

Hong Kong
TEL.852-3183-0299
FAX.852-2155-9465
Room 1308, 13th Floor
9 Queen's Road Central, Hong Kong

Beijing
TEL.8610-6561-6886
FAX.8610-8561-7533
Rm. 21, B8-1, 21F Hanwei Plaza
No. 7 Guanghua Road, Chaoyang District
Beijing, P.R. China 100004

Email: info@ccgir.com
www.ccgir.com

As an incentive to the achievement of the highest sustainable value for the Company's securities, Along Mobile shall sign and issue to CCG Investor Relations Partners LLC, to be held as a separate identified series thereof, no later than August 15th, 2007 a warrant to purchase 200,000 of the Company's restricted common stock at a price of $2.00 per share. The warrant shall have a term of three (3) years and include a "Cashless Exercise Provision", as well as "Piggyback Registration Rights" upon the filing with the Securities and Exchange Commission on Forms S-1, SB-2 or any other such form as is available for such registration as soon as possible.

As a condition of this Agreement and in recognition of the fact that CCG Elite's employees are an essential part of CCG Elite's continued operation and success, Along Mobile agrees that, if at any time, Along Mobile desires to employ or offer employment to any current or former employee of CCG Elite who provided services to Along Mobile on behalf of CCG Elite, this may be accomplished only by written agreement between CCG Elite and Along Mobile. As an essential term of any such written agreement, Along Mobile agrees to pay a reasonable buy-out fee which Along Mobile acknowledges shall amount to one-year of the subject employee's salary. Failure to follow this procedure will constitute a breach of this Agreement. This provision shall remain in effect for one year after the subject employee last performs any services for Along Mobile on behalf of CCG Elite.

Should the terms outlined herein meet with your approval, please sign and enter the date as provided below. Retain a copy for your files and express an original to us along with wiring the amount of $7,000 as the first month's retainer. Upon execution, we would also greatly appreciate your faxing us a copy of this document so that we have official notification of engagement as well as authority to proceed on your behalf with the Along Mobile Investor Relations Program.

On behalf of the partners and entire staff at CCG Elite, we wish to thank you for your confidence in us and retaining our firm. The account team looks forward to working with you now and in the future toward mutually beneficial goals.

Los Angeles
TEL. 310-477-9800
FAX. 310-231-8663
10960 Wilshire Blvd., Suite 2050
Los Angeles, CA 90024

New York
TEL. 212-245-1010
FAX.212-202-5295
1325 Avenue of the Americas, Suite 2800
New York, NY 10111

Hong Kong
TEL.852-3183-0299
FAX.852-2155-9465
Room 1308, 13th Floor
9 Queen's Road Central, Hong Kong

Beijing
TEL.8610-6561-6886
FAX.8610-8561-7533
Rm. 21, B8-1, 21F Hanwei Plaza
No. 7 Guanghua Road, Chaoyang District
Beijing, P.R. China 100004

Email: info@ccgir.com
www.ccgir.com

This Agreement is entered into this date in Los Angeles, California and shall be governed by the laws of California.

Accepted for:
CCG Elite Investor Relations

Crocker Coulson, President ____________________ Date ____________________

Nancy Chen, Managing Partner ____________________ Date ____________________

Accepted for:
Along Mobile Techonologies, Inc.

Jian Wei Li, CEO ____________________ Date ____________________

Los Angeles
TEL. 310-477-9800
FAX. 310-231-8663

10960 Wilshire Blvd., Suite 2050
Los Angeles, CA 90024

New York
TEL. 212-245-1010
FAX. 212-202-5295

1325 Avenue of the Americas, Suite 2800
New York, NY 10111

Hong Kong
TEL.852-3183-0299
FAX 852-2155-9465

Room 1308, 13th Floor
9 Queen's Road Central, Hong Kong

Beijing
TEL.8610-8561-0806
FAX.8510-8561-7553

Rm. 21, B8-1, 21F Huawei Plaza
No. 7 Guanghua Road, Chaoyang District
Beijing, P.R. China 100004

Email: info@ccgir.com
www.ccgir.com